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                                                             EXHIBIT 10.11.2

                      AMENDMENT TO EMPLOYMENT AGREEMENT








                                 June 9, 1997






Mr. Mark Van Stekelenburg
RR #3 Box 294-3
Dallas, PA 18612


Dear Mark:


    This letter, when signed by you, will constitute an amendment to your Employment Agreement with Rykoff-Sexton, Inc. (the "Company"), dated February 2, 1996 (the "Employment Agreement").

    The principal purposes of this amendment are (1) to clarify the effect severance payments made to you under your Third Amended and Restated Change in Control Agreement with the Company, dated as of June 10, 1997, as it may be amended and restated from time to time (the "Change in Control Agreement"), will have on termination payments made to you under your Employment Agreement, and (2) to eliminate the 30-day notice period you were required to provide to the Company in the event the Company breaches your Employment Agreement in order to ensure, INTER ALIA, your continued employment with the Company.

    Accordingly, the phrase appearing in Section 9(f) of your Employment Agreement which reads "in any given year" shall be deleted therefrom.

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    Section 8(a)(i) of your Employment Agreement which reads "the Company has breached any material provision of this Agreement and within 30 days after notice thereof from the Executive, the Company fails to cure such breach;" shall be deleted therefrom and the following shall be inserted in lieu thereof: "the Company has breached any material provision of this Agreement;".

                                       Very truly yours,

Attest:                                RYKOFF-SEXTON, INC.



By:  /s/ Robert J. Harter, Jr.           By:  /s/ Richard J. Martin
     --------------------------               ---------------------
     Robert J. Harter, Jr.                    Richard J. Martin
     Senior Vice President                    Senior Vice President
     Administration, General                  Corporate Development
     Counsel & Secretary


Accepted and agreed as of
the date first written above:

/s/ Mark Van Stekelenburg
-----------------------------
Mark Van Stekelenburg